SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of August 2, 2007, among CHINA NATURAL GAS, INC., a Delaware corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable or exercisable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company Counsel” means Crone Rozynko LLP.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

“First Closing Company Deliverables” has the meaning set forth in Section 2.2(a).

“First Closing Date” means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof with respect to the purchase of the Securities and Delivery of the Shares are satisfied, or such other date as the parties may agree.

“GAAP” means U.S. generally accepted accounting principles.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(n).

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.8.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“California Courts” means the state and federal courts sitting in the City of San Francisco, County of San Francisco, California.

“Outside Date” means August 6, 2007.

“Per Share Purchase Price” equals $3.25.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit B hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Second Closing” means the closing of the issuance of the Warrants set forth in Section 2.1(b).

“Second Closing Company Deliverables” has the meaning set forth in Section 2.2(c).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Investors at the Second Closing.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

Section 2.1 Closings. Subject to the terms and conditions set forth in this Agreement, each Investor agrees to purchase at the First Closing, that number of Shares and Warrants set forth opposite such Investor’s name on Schedule 2.1 hereto for the aggregate purchase price set forth thereon and the Company agrees to sell and issue to each Investor at the First Closing that number of Shares set forth opposite such Investor’s name on Schedule 2.1 hereto and to issue to each Investor at the Second Closing the Warrants to purchase that number of Warrant Shares as set forth opposite such Investor’s name on Schedule 2.1 hereto.

(a) First Closing. The purchase and sale of Shares and Warrants shall take place at the offices of Crone Rozynko LLP, 101 Montgomery Street, Suite 1950, San Francisco, California 94104 on August 2, 2007, or at such other time and place as the Company and the Investors pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the “First Closing”).

(b) Second Closing. The issuance of the Warrants shall take place at the offices of Crone Rozynko LLP, 101 Montgomery Street, Suite 1950, San Francisco, California 94104 within three business days following the Certificate of Amendment of the Company to increase its authorized shares of Common Stock from 30,000,000 shares to 45,000,000 shares being filed and becoming effective with the Secretary of State of the State of Delaware. In the event the Second Closing does not occur 90 days following the First Closing, on such date and each monthly anniversary of such date thereafter, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate of the product of (x) the number of Warrant Share set forth opposite such Investor’s name on Schedule 2.1 hereto times (y) the per share Exercise Price as set forth in the Warrants until the Second Closing has occurred. In no event shall the Company be obligated to pay any penalty to any Investor pursuant to this Section 2.11(b) in an aggregate amount that exceeds 10% of the aggregate number of Warrant Shares times the per share Exercise Price as set forth in the Warrants.

(c) Subsequent Closings. The Company may sell up to the balance of the authorized number of Shares and Warrants not sold as the Initial Closing to such purchasers as it shall select provided that any such sale shall be consummated not later than thirty (30) days after the Initial Closing. The subsequent purchases and sales of the Shares shall take place at the offices of Crone Rozynko LLP, 101 Montgomery Street, Suite 1950, San Francisco, California 94104, at such time or at such other place as the Company and the Investors acquiring the Shares mutually agree upon orally or in writing (which such time and place, together with the First and Second Closings, are each designated as a “Closing”)

Section 2.2 Closing Deliveries.

(a) At the First Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “First Closing Company Deliverables”):

(i) a certificate evidencing a number of Shares equal to such Investor’s Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

(ii) a certificate of the Transfer Agent with respect to the outstanding Common Stock number of the Company as of the most recent practicable date;

(iii) an Officer’s Certificate and Incumbency Certificate, in agreed form, duly executed by such officers of the Company as of the date of the First Closing;

(iv) the Registration Rights Agreement, duly executed by the Company;

(v) this Agreement duly executed by the Company;

(vi) a legal opinion of Company Counsel, in the form of Exhibit B attached hereto; and

(vii) a copy of a certificate of good standing for the Company issued by the Secretary of State of Delaware as of the date of the First Closing.

(b) At the First Closing, each Investor shall deliver or cause to be delivered to the Company the following (the “Investor Deliverables”):

(i) its Investment Amount, (A) in United States dollars and in immediately available funds, by check or by wire transfer to the following account designated for such purpose:

Account Name: China Natural Gas, Inc.
Account Number:
Bank Name:
ABA Routing Number:
Bank Address:

(ii) the Registration Rights Agreement, duly executed by such Investor; and

(iii)	the Agreement duly executed by such Investor.

(c) At the Second Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Second Closing Company Deliverables”):

(i) a certificate of the Transfer Agent with respect to the outstanding Common Stock number of the Company as of the most recent practicable date;

(ii) an Officer’s Certificate and Incumbency Certificate, in agreed form, duly executed by such officers of the Company as of the date of the Second Closing;

(iii) a Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire up to the number of shares of Common Stock equal to 15% of the Shares to be issued to such Investor;

(iv) a copy of a certificate of good standing for the Company issued by the Secretary of State of Delaware as of the date of the Second Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Neither the Company nor any Subsidiary is party to any material joint venture, nor has any ownership interest in any entity that is material to the Company or as disclosed in the SEC Reports.

(b) Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized and validly existing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the material provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder, including, without limitation, to issue the Securities in accordance with the terms thereof. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of 100% of the Warrant Shares upon exercise of the Warrants, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and regulations of each Trading Market on which the Common Stock of the Company is listed, quoted or traded on the date hereof), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices or applications with each applicable Trading Market and (v) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans as of March 31, 2007, is accurately set forth in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, Schedule 3.1(g), and other than stock options granted pursuant to the Company’s stock option plans following March 31, 2007, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports, forms and schedules required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each registration statement and any amendment thereto filed by the Company since July 1, 2005 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(j) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of, or in receipt of notice that it is in violation of, any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, employment and labor matters and, to its knowledge, privacy, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such permits.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under leases valid, subsisting and enforceable against the Company and the Subsidiaries, and the Company and the Subsidiaries are in compliance with such leases, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person and the Company has no knowledge of any such violation or infringement. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and, except as disclosed in the SEC Reports, there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or its Subsidiaries. The Company is unaware of any facts or circumstances which might give rise to a claim of infringement, and the Company and its Subsidiaries have taken reasonable measures to protect the value of their Intellectual Property Rights.

(o) Insurance. Except as set forth in Schedule 3.1(o), the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for enterprises of similar size and stage of development in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of at least $10 million. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

(p) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary required to be disclosed in the SEC Reports (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(q) Certain Fees. Except as set forth in Schedule 3.1(q), the Company has not engaged or made an agreement with any agent, broker or finder with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(r) Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors under the Transaction Documents

(s) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

(t) Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company”, an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(u) No Additional Agreements. Except as set forth in Schedule 3.1(u), the Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(v) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s Disclosure Materials and the representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(w) Transfer Taxes. On the First Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with by the Company, except where such noncompliance would not materially adversely affect any Investor, its rights to the Securities or other rights or benefits under any of the Transaction Documents; provided that, any such material noncompliance shall be promptly cured or remedied by the Company upon obtaining knowledge of noncompliance.

(x) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except where the failure to do so could not have or reasonably be expected to result in a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(y) Undisclosed Liabilities. No event, liability, development or circumstance has occurred or exists with respect to the Company or its respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder relating to an issuance and sale by the Company of its securities and which has not been reported in accordance with such rules and regulations of the Commission.

(z) Employee Relations. Neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any such Subsidiary, is now, or expects to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract, agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state and local laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no complaints or charges against the Company or its Subsidiaries pending or, to the knowledge of the Company and its Subsidiaries, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by the Company or its Subsidiaries of any individual, that would be reasonably likely to result in a Material Adverse Effect.

(aa) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(cc) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in this Agreement neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. None of the Company, its Subsidiaries, their Affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings, which would impair the exemptions relied upon in this offering of the Securities or the Company’s ability to timely comply with its obligations hereunder.

(dd) General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ff) Accountants. The Company’s accountants are set forth in the SEC Reports. To the Company’s knowledge, such accountants, are a registered public accounting firm as required by the Securities Act.

(gg) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(hh) Environmental Laws. The Company and each of its Subsidiaries (a) are in compliance with any and all Environmental Laws (as hereinafter defined), (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents, and the Company is current with respect to any fees owed to its accountants and lawyers.

3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act and has completed and executed the Accredited Investor Questionnaire attached hereto as Exhibit C.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time that such Investor was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Investor has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Investor will maintain, the confidentiality of any disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Such Investor understands and acknowledges, that the Commission currently takes the position that coverage of Short Sales “against the box” prior to the Effective Date of the Registration Statement is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

(g) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

(h) Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (c) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act or 1934, as amended) with respect to the Company’s Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Company’s Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Company’s Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to December 31, 2007, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 3.2(h) are being made for the benefit of the Company and the Investors, and that the Company may not waive or amend any portion of this Section 3.2(h) without the prior written consent of all Investors. The Company shall use its reasonable best efforts to assert claims against any Investor arising out of any breach or violation of the provisions of this Section 3.2(h).

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Additional Agreements.

(a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, Rule 144, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) once a registration statement (including the Registration Statement) covering the resale of such security has been declared effective under the Securities Act, or (ii) following a sale or transfer of such Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. When the Company is required to cause unlegended certificates to replace previously issued legended certificates under this Section, if unlegended certificates are not delivered to an Investor within three (3) Trading Days of submission by that Investor of legended certificate(s) to the Transfer Agent as provided above (the “Delivery Date”), and if after such Delivery Date and prior to the receipt of such unlegended certificates, the Investor or the Investor’s broker purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of the Shares which the Investor anticipated receiving upon such request (a “Buy In”), then the Company shall (1) pay in cash to the Investor the amount by which (x) the Investor’s total purchase price (including reasonable brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Shares that the Company was required to deliver to the Investor on the Delivery Date by (B) the closing bid price of the Common Stock on the Delivery Date and (2) deliver to such Investor the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery obligations hereunder. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy In. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

Section 4.2 Furnishing of Information. As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 4.3 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant and agreement in effecting transactions in securities of the Company.

Section 4.4 Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

Section 4.5 Use of Proceeds. The Company will use the net proceeds from the sale of the Securities hereunder for general corporate purposes, which may include working capital and reduction of contractual obligations.

Section 4.6 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

Section 4.7  Securities Laws Disclosure; Publicity. The Company shall, by the fourth Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to each Investor disclosing the material terms of the transactions contemplated hereby. The Company may also issue a press release with respect to the transactions contemplated by this Agreement. The Company shall not publicly disclose the name of any Investor, or include the name of the Investor in any filing with any governmental authority or Trading Market, without the prior written consent of the Investor, except (i) as required by federal securities law, including Current Reports on Form 8-K and any registration statements as set forth in Section 2 of the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or regulations or listing agreements, in which case the Company shall provide such Investor with prior notice of such disclosure permitted under subclause (i) or (ii).

Section 4.8 Indemnification of Investors. Subject to the provisions of this Section 4.9, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents up to the aggregate Investment Amount of the Investors. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed.

Section 4.9 Reservation of Common Stock. As of the date of the Second Closing, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock to permit the full exercise of the Warrants for Warrant Shares.

Section 4.10 Registration Statements. The Company shall not file any registration statements with the Commission, except on Forms S-8 or S-4 and post-effective amendments, until all Securities required to be registered pursuant to the Registration Rights Agreement have been registered for resale to the public and the registration statement(s) registering such Securities have been declared effective by the Commission.

Section 4.11 Participation in Future Financing. From the date hereof until the one year anniversary of the First Closing Date, upon any financing by the Company of Common Stock or any securities exchangeable or exercisable for, or convertible into, any Common Stock at a price less than the Per Share Purchase Price, other than issuances set forth in Section 9(d) of the Warrants (a “Subsequent Financing”), all the Investors shall have the right to participate in the aggregate in up to 100% of the Subsequent Financing on a pro-rata basis (the “Participation Maximum”).  At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to such Investor.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. If by 5:30 p.m. (pacific time) on the 5th Trading Day after all of the Investors have received the Pre-Notice, notifications by the Investors of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice.  If the Company receives no notice from an Investor as of such 5th Trading Day, such Investor shall be deemed to have notified the Company that it does not elect to participate.  The Company must provide the Investors with a second Subsequent Financing Notice, and the Investors will again have the right of participation set forth above in this Section 4.11, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice. In the event the Company receives responses to Subsequent Financing Notices from Investors seeking to purchase more than the aggregate amount of the Subsequent Financing, each such Investor shall have the right to purchase their Pro Rata Portion (as defined below) of the Participation Maximum.  “Pro Rata Portion” is the ratio of (x) the Investment Amount of Securities purchased by a participating Investor and (y) the sum of the aggregate Investment Amount of all participating Investors.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

Section 5.1 Conditions Precedent to the Obligations of the Investors to Purchase Securities. The obligation of each Investor to acquire Securities at the applicable Closing is subject to the satisfaction or waiver by such Investor, at or before the applicable Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the applicable Closing as though made on and as of such date, except that representations and warranties that are qualified by materiality shall be true and correct as of the date when made and as of the applicable Closing as though made on and as of such date;

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the applicable Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(h) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5 herein.

Section 5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The obligation of the Company to sell Securities at the applicable Closing is subject to the satisfaction or waiver by the Company, at or before the applicable Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the applicable Closing as though made on and as of such date;

(b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the applicable Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(e) Investors Deliverables. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

(f) Termination. This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5 herein.

ARTICLE VI.
MISCELLANEOUS

Section 6.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

Section 6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission and reasonably promptly following such transmission sends such notice or communication via U.S. mail or overnight courier) at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	China Natural Gas
Tang Xing Shu Ma Building, Suite 418
Tang Xing Road
Xian High Tech Area
Xian, Shaanxi Province, China
Facsimile No.: 86-29-8844353
Telephone No.: 86-29-88323325
Attention: Chief Financial Officer

With a copy to:	Crone Rozynko LLP
101 Montgomery Street, Suite 1950
San Francisco, CA 94104
Facsimile No.: (415) 955-8900
Attention: Alisande M. Rozynko, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof or such other address as may be designated in writing hereafter, in the same manner, by such Person.

Section 6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

Section 6.5 Termination. This Agreement may be terminated prior to the First Closing:

(a) by written agreement of the Investors and the Company; and

(b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the First Closing shall not have taken place by 5:00 p.m. (New York City time) on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the First Closing to occur on or before such time.

In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

Section 6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

Section 6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Other than in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or other similar change in control transaction, the Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.”

Section 6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the California Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

Section 6.10 Survival. The agreements, covenants, representation and warranties contained herein shall survive the Closings and the delivery of the Securities.

Section 6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

Section 6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 6.16 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Each Investor’s obligations hereunder are expressly not conditioned on the purchase by any or all of the other Investors of the Shares and Warrants. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. The Company’s obligations to each Investor under this Agreement are identical to its obligations to each other Investor other than such differences resulting solely from the number of Securities purchased by each Investor, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and an Investor.

Section 6.18 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA NATURAL GAS, INC.

By:	/s/ Qinan Ji
Name: Qinan Ji
Title: Chief Executive Officer

[Signature Pages for Investors Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Alder Capital Partners I, L.P.

By:	/s/ Michael Licosati
Name:	Michael Licosati
Title:	Managing Partner Alder Capital, LLC.

Investment Amount: $ 161,492.50

Tax ID No.:	483-82484

ADDRESS FOR NOTICE

c/o:	Alder Capital, LLC.

Street:	12750 High Bluff Dr., Suite 120

City/State/Zip:	San Diego, CA 92130

Attention:	Michael Licosati

Tel:	(858)259-3900x101

Fax:	(858)259-3272

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Alder Offshore Partners, Ltd.

By:	/s/ Michael Licosati
Name:	Michael Licosati
Title:	Managing Partner Alder Capital, LLC.

Investment Amount: $ 63,508.25

Tax ID No.:	483-85051-19

ADDRESS FOR NOTICE

c/o:	Alder Capital, LLC.

Street:	12750 High Bluff Dr., Suite 120

City/State/Zip:	San Diego, CA 92130

Attention:	Michael Licosati

Tel:	(858)259-3900x101

Fax:	(858)259-3272

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Enable Opportunity Partners, L.P.

By:	/s/ Brendan O’Neil
Name:	Brendan O’Neil
Title:	Principal and Portfolio Manager

Investment Amount: $ 99,999.25

Tax ID No.:	20-1204059

ADDRESS FOR NOTICE

c/o:	Brendan O’Neil

Street:	One Ferry Building Suite 255

City/State/Zip:	San Francisco, CA 94111

Attention:	Brendan O’Neil

Tel:	(415)677-1578

Fax:	(415)677-1580

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Enable Growth Partners, L.P.

By:	/s/ Brendan O’Neil
Name:	Brendan O’Neil
Title:	Principal and Portfolio Manager

Investment Amount: $ 225,000.75

Tax ID No.:	75-3030215

ADDRESS FOR NOTICE

c/o:	Brendan O’Neil

Street:	One Ferry Building Suite 255

City/State/Zip:	San Francisco, CA 94111

Attention:	Brendan O’Neil

Tel:	(415)677-1578

Fax:	(415)677-1580

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Lagunitas Partners, L.P.

By:	/s/ Jon D. Gruber
Name:	Gruber + McBaine Capital Management
Title:	General Partner

Investment Amount: $ 247,123.50

Tax ID No.:	94-3052761

ADDRESS FOR NOTICE

c/o:	Gruber + McBaine Capital Management

Street:	50 Osgood Place - Penthouse

City/State/Zip:	San Francisco, CA 94133

Attention:	Christine Arroyo

Tel:	(415)782-2606

Fax:	(415)981-6434

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Gruber + McBaine International

By:	/s/ Jon D. Gruber
Name:	Gruber + McBaine Capital Management
Title:	Investment Advisor

Investment Amount: $ 56,875.00

Tax ID No.:	N/A Offshore Entity

ADDRESS FOR NOTICE

c/o:	Gruber+McBaine Capital Management

Street:	50 Osgood Place - Penthouse

City/State/Zip:	San Francisco, CA 94133

Attention:	Christine Arroyo

Tel:	(415)782-2606

Fax:	(415)981-6434

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Jon D and Linda W Gruber Trust

By:	/s/ Jon D. Gruber
Name:	Jon D. Gruber
Title:	Trustee

Investment Amount: $ 95,998.50

Tax ID No.:	###-##-####

ADDRESS FOR NOTICE

c/o:	Gruber+McBaine Capital Management

Street:	50 Osgood Place - Penthouse

City/State/Zip:	San Francisco, CA 94133

Attention:	Christine Arroyo

Tel:	(415)782-2606

Fax:	(415)981-6434

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Excalibur Limited Partnership

By:	/s/ William Hechter
Name:	William Hechter
Title:	President

Investment Amount: $ 200,001.75

Tax ID No.:	N/A

ADDRESS FOR NOTICE

c/o:

Street:	33 Prince Arthur Ave.

City/State/Zip:	Toronto On M5R 1B2

Attention:	William Hechter

Tel:	(416)964-9077

Fax:	(416)964-8868

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	CIBC World Market, Inc.

Street:	200 King Street West, Ste 1807

City/State/Zip:	Toronto On

Attention:	Lisa Convad

Tel:	(416)594-8933

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Pinnacle China Fund, L.P.

By:	/s/ Barry M. Kitt
Name:	Barry M. Kitt
Title:	General Partner of Pinnacle China Fund, L.P.

Investment Amount: $ 1,074,999.25

Tax ID No.:	20-3358646

ADDRESS FOR NOTICE

c/o:	Pinnacle China Fund, L.P.

Street:	4965 Preston Park Blvd., Ste 240

City/State/Zip:	Plano, TX 75093

Attention:	Barry M. Kitt

Tel:	(972)985-2121

Fax:	(972)985-2122

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Banc of America Securities

Street:	901 Main Street, Suite 6616

City/State/Zip:	Dallas, TX 75202

Attention:	Brett Speer

Tel:	(214)209-9973

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
The Pinnacle Fund, L.P.

By:	/s/ Barry M. Kitt
Name:	Barry M. Kitt
Title:	General Partner of The Pinnacle Fund, L.P.

Investment Amount: $ 1,074,999.25

Tax ID No.:	75-2512784

ADDRESS FOR NOTICE

c/o:	The Pinnacle Fund, L.P.

Street:	4965 Preston Park Blvd., Ste 240

City/State/Zip:	Plano, TX 75093

Attention:	Barry M. Kitt

Tel:	(972)985-2121

Fax:	(972)985-2122

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Banc of America Securities

Street:	901 Main Street, Suite 6616

City/State/Zip:	Dallas, TX 75202

Attention:	Brett Speer

Tel:	(214)209-9973

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Patara Capital, L.P.

By:	/s/ Berke Bakay
Name:	Berke Bakay
Title:	Principal

Investment Amount: $ 99,999.25

Tax ID No.:	20-4364808

ADDRESS FOR NOTICE

c/o:	Patara Capital, L.P.

Street:	5050 Quorum Drive, Ste 312

City/State/Zip:	Dallas, TX 75254

Attention:	Berke Bakay

Tel:	(214)866-0005

Fax:	(214)540-5796

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Keyrock Partners, L.P.

By:	/s/ Stephen J. Carter
Name:	Stephen J. Carter
Title:	Managing Member

Investment Amount: $ 124,999.88

Tax ID No.:

ADDRESS FOR NOTICE

c/o:	Keyrock Partners, L.P.

Street:	8201 Preston Rd, Ste 400

City/State/Zip:	Dallas, TX 75225

Attention:	Stephen Carter

Tel:	(214)891-1601

Fax:	(214)890-8825

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Robert K. Moses, Jr.

By:	/s/ Robert K. Moses, Jr.
Name:	Robert K. Moses, Jr.
Title:	Individual

Investment Amount: $ 2,112,500.00

Tax ID No.:	55462-60-2233

ADDRESS FOR NOTICE

c/o:	Robert K. Moses, Jr.

Street:	P.O. Box 27888

City/State/Zip:	Houston, TX 77227

Attention:

Tel:	(713)781-6191

Fax:	(713)781-6022

DELIVERY INSTRUCTIONS
(if different from above)
FedEx ONLY

c/o:	Robert K. Moses, Jr.

Street:	1220 Auqusta Dr, Ste 240

City/State/Zip:	Houston, TX 77057

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Straus GEPT Partners, L.P.

By:	/s/ Craig Connors
Name:	Craig Connors
Title:	CFO

Investment Amount: $ 192,497.50

Tax ID No.:	134054804

ADDRESS FOR NOTICE

c/o:	Straus Asset Management

Street:	320 Par, Ave., 10th Floor

City/State/Zip:	New York, NY 10022

Attention:	Craig Connors

Tel:	(212)415-7274

Fax:	(212)415-7256

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Straus Asset Management

Street:	320 Park Ave. 10th Floor

City/State/Zip:	New York, NY 10022

Attention:	Craig Connors

Tel:	(212)415-7274

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Straus Partners, L.P.

By:	/s/ Craig Connors
Name:	Craig Connors
Title:	CFO

Investment Amount: $ 157,501.50

Tax ID No.:	133976076

ADDRESS FOR NOTICE

c/o:	Straus Asset Management

Street:	320 Par, Ave., 10th Floor

City/State/Zip:	New York, NY 10022

Attention:	Craig Connors

Tel:	(212)415-7274

Fax:	(212)415-7256

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Straus Asset Management

Street:	320 Park Ave. 10th Floor

City/State/Zip:	New York, NY 10022

Attention:	Craig Connors

Tel:	(212)415-7274

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Sansar Capital Special Opportunity Master Fund, L.P.

By:	/s/ Vincent Guacci
Name:	Vincent Guacci
Title:	CFO/COO

Investment Amount: $ 2,149,998.50

Tax ID No.:	20-4090101

ADDRESS FOR NOTICE

c/o:	Sansar Capital Special Opportunity Master Fund

Street:	25 West 53rd St.

City/State/Zip:	New York, NY 10019

Attention:	Vince Guacci

Tel:	(212)399-8980

Fax:	(917)849-5120

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Octagon Capital Partners

By:	/s/ Steven Hart
Name:	Steven Hart
Title:	General Partner

Investment Amount: $ 102,375.00

Tax ID No.:	20-2027228

ADDRESS FOR NOTICE

c/o:	Steven Hart

Street:	155 West 68th St., #276

City/State/Zip:	New York, NY 10023

Attention:

Tel:	(917)658-7878

Fax:

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Heller Capital Investments

By:	/s/ Ronald I. Heller
Name:	Ronald I. Heller
Title:	CIO

Investment Amount: $ 347,626.50

Tax ID No.:	20-2301089

ADDRESS FOR NOTICE

c/o:

Street:	700 E. Palisade Ave.

City/State/Zip:	Englewood Cliffs, NJ 07632

Attention:	Steven Hart

Tel:	(201)816-4235

Fax:	(201)569-5014

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Highbridge International, LLC

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Managing Director

Investment Amount: $ 412,503.00

Tax ID No.:	Not Applicable

ADDRESS FOR NOTICE

c/o:	Highbridge Capital Mangement, L.L.C.

Street:	9 West 57th St., 27th Floor

City/State/Zip:	New York, NY 10019

Attention:	Ari J. Storch/Adam J. Chill

Tel:	(212)287-4720

Fax:	(212)-751-0755

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Bear Stearns

Street:	1 Metrotech Center, 20th Floor

City/State/Zip:	Brooklyn, NY 11201

Attention:	Elanna Bradley

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Whitebox Intermarket Partners, L.P.

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	COO

Investment Amount: $ 525,001.75

Tax ID No.:

ADDRESS FOR NOTICE

c/o:	Whitebox Advisors, LLC

Street:	3033 Excelsior Blvd., Ste 300

City/State/Zip:	Minneapolis, MN 55416

Attention:	Ryan Kuehn

Tel:	(612)253-6069

Fax:	(612)253-6169

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Heartland Group, Inc. Solely on behalf of
Heartland Value Fund

By:	/s/ David C. Fondrie
Name:	David C. Fondrie
Title:	CEO

Investment Amount: $ 4,875,000.00

Tax ID No.:	39-1498286

ADDRESS FOR NOTICE

c/o:	Heartland Advisors, Inc.

Street:	789 N. Water St., Ste 500

City/State/Zip:	Milwaukee, WI 53202

Attention:	Nicole J. Best

Tel:	(414)977-8748

Fax:	(414)977-8948

DELIVERY INSTRUCTIONS
(if different from above)
Shares to be Registered to: Heartland Value Fund

c/o:	Brown Brothers Harriman - New York Vault

Street:	140 Broadway St.

City/State/Zip:	New York, NY 10005-1101
Ref: A/C #6159537 / A/C Heartland Value Fund
Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Nite Capital Master, Ltd.

By:	/s/ Keith A. Goodman
Name:	Keith A. Goodman
Title:	Authorized Signatory

Investment Amount: $ 99,999.25

Tax ID No.:	98-0528694

ADDRESS FOR NOTICE

c/o:	Nite Capital Master, Ltd.

Street:	100 East Cook Ave. Ste 201

City/State/Zip:	Libertyville, IL 60048

Attention:	Keith Goodman

Tel:	(847)968-2655

Fax:	(847)968-2648

DELIVERY INSTRUCTIONS
(if different from above)

c/o:	Nite Capital Master, Ltd.

Street:	100 East Cook Ave. Ste 201

City/State/Zip:	Libertyville, IL 60048

Attention:	Keith Goodman

Tel:	(847)968-2655

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Barrington Partners, a California Limited Partnership

By:	/s/ Russell Faucett
Name:	Russell Faucett
Title:	General Partner

Investment Amount: $ 152,249.50

Tax ID No.:	95-3927686

ADDRESS FOR NOTICE

c/o:	Barrington Partners

Street:	2001 Wilshire Blvd., Ste 401

City/State/Zip:	Santa Monica, CA 90403

Attention:	Glenn Rosen

Tel:	(310)264-4844x5

Fax:	(310)264-4847

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR
Barrington Investors, L.P.

By:	/s/ Russell Famcett
Name:	Russell Famcett
Title:	General Partner

Investment Amount: $ 347,750.00

Tax ID No.:	95-4664502

ADDRESS FOR NOTICE

c/o:	Barrington Investors

Street:	2001 Wilshire Blvd., Ste 401

City/State/Zip:	Santa Monica, CA 90403

Attention:	Glenn Rosen

Tel:	(310)264-4844x5

Fax:	(310)264-4847

DELIVERY INSTRUCTIONS
(if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

SCHEDULE 2.1

Investor	Investment Amount	No. of Shares	No. of Warrants

Alder Capital Partners I, L.P.	$161,492.50	49,690	7,454
Alder Offshore Partners Ltd.	$63,508.25	19,541	2,931
Enable Opportunity Partners LP	$99,999.25	30,769	4,615
Enable Growth Partners LP	$225,000.75	69,231	10,385
Lagunitas Partners LP	$247,123.50	76,038	11,406
Gruber + McBaine International	$56,875.00	17,500	2,625
Jon D and Linda W Gruber Trust	$95,998.50	29,538	4,431
Excalibur Limited Partnership	$200,001.75	61,539	9,231
Pinnacle China Fund, L.P.	$1,074,999.25	330,769	49,615
The Pinnacle Fund, L.P.	$1,074,999.25	330,769	49,615
Keyrock Partners, L.P.	$124,999.88	38,462	5,769
Patara Capital, LP	$99,999.25	30,769	4,615
Robert K. Moses, Jr.	$2,112,500.00	650,000	97,500
Straus GEPT Partners LP	$192,497.50	59,230	8,885
Straus Partners LP	$157,501.50	48,462	7,269
Sansar Capital Special Opportunity Master Fund, LP	$2,149,998.50	661,538	99,231
Octagon Catpial Partners	$102,375.00	31,500	4,725
Heller Capital Investments	$347,626.50	106,962	16,044
Highbridge International LLC	$412,503.00	126,924	19,039
Whitebox Intermarket Partners, LP	$525,001.75	161,539	24,231
Heartland Value Fund	$4,875,000.00	1,500,000	225,000
Nite Capital Master LTD	$99,999.25	30,769	4,615
Barrington Partners, A California Limited Partnership	$152,249.50	46,846	7,027
Barrington Investors L.P.	$347,750.00	107,000	16,050

Total	$14,999,999.63	4,615,385	692,308

CHINA NATUAL GAS, INC.

DISCLOSURE SCHEDULES

The following information is being furnished to the Investors identified on the signature pages of, and pursuant to, the Securities Purchase Agreement dated as of July __, 2007 (the “Purchase Agreement”), and is meant to qualify and limit any representations, warranties and covenants made by the Company therein. Any reference to, or disclosure of, any item or other matter in these Disclosure Schedule shall not be construed as an admission or indication that such item or other matter is material to the Company or that such item or other matter is required to be referred to, or disclosed in, these Disclosure Schedules. Any disclosure in these Disclosure Schedules relating to a possible breach or violation of any agreement, statute, rule or regulation shall not be construed as an admission or indication that such beach or violation exists or has actually occurred. The information disclosed in these Disclosure Schedules is arranged in section and subsection numbers corresponding to the section and subsection numbers contained in the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall, unless the context indicates otherwise, have the respective meanings ascribed to them in the Purchase Agreement.

Schedule 3.1(g) Capitalization

(i) On December 6, 2005, the Company entered into a share purchase agreement with Xian Xilan Natural Gas Co., Ltd., a corporation formed under the laws of the People’s Republic of China (“Xilan”) and each of Xilan’s shareholders. Pursuant to the agreement, the Company acquired all of the issued and outstanding capital stock of Xilan from the Xilan shareholders in exchange for 4,000,000 shares of the Company’s common stock (the “Exchange Transaction”). Recently, seven individuals presented to the Company certain Agreements of Stock Right Ownership Transfer and Stock Right Certificates claiming rights to 1,180,000 shares of Common Stock of Xilan (the “Xilan Shares”). Applying the exchange ratio used in the Exchange Transaction, such shares of Xilan would equal 68,406 shares of the Company’s common stock. The Xilan shares were not issued to these individuals by Xilan originally but purchased by these individuals from other stockholders of Xilan. Although it appears that the Agreements of Stock Right Ownership Transfer and Stock Right Certificates are stamped with the chop of Xian Xilan Natural Gas Stock Co., Ltd., the Company disputes the validity of such transfers.

(ii) Xian Sunway Technology & Industry Co. Ltd. (“Sunway”) is an entity which was founded by Mr. Qinan Ji, the Chairman and Chief Executive Officer of the Company. Sunway currently owns 2,875,364 shares (approximately 11.9%) of the Company’s common stock and Mr. Ji holds 43% of the outstanding stock in Sunway. Sunway raised funds from numerous Chinese individual investors who have alleged that they purchased shares in Sunway based on the promise that Sunway would soon go public in the United States. However, to date Sunway has not completed a public offering in the United States. Sunway has expressed intent to distribute its current holding of the Company’s common stock on a pro rata basis to its shareholders to satisfy the concerns expressed by some of Sunway’s shareholders. Alternatively Sunway may choose to sell its shares of the Company in a private sale or a public offering. Sunway is subject to a lockup agreement therefore a sale or transfer of its shares of the Company would not occur prior to the one year anniversary of the effectiveness of the Registration Statement. The Company has no involvement with Sunway.

Schedule 3.1(o) Insurance

The Company does not currently maintain any directors and officers liability insurance policy but is in the process of obtaining such policy in the amount of $15,000,000. The Company expects to have this policy in place by December 31, 2007.

Schedule 3.1(q) Certain Fees

The Company entered into a finance representation agreement with Brean Murray, Carret & Co., LLC. (“BMC”) on July 31, 2007, for a period of six months. Pursuant to the agreement, the Company agreed to pay BMC a retainer of $10,000 and issued a warrant to acquire 75,000 shares of the Company’s common stock. In addition, upon the consummation of a financing transaction, the Company shall pay BMC a fee equal to 7% of the gross proceeds raised in such financing transaction.

Schedule 3.1(u) No Additional Agreements

In connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement, the Company has entered into a side letter agreement (“Side Letter”) with Heartland Group, Inc. (“Heartland”) on even date herewith. Pursuant to the Side Letter, the Company has agreed to notify Heartland and its legal counsel in the event the SEC declares any Registration Statement effective or issues a stop order suspending the effectiveness of any Registration Statement.

EXHIBIT A

FORM OF WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

CHINA NATURAL GAS, INC.

WARRANT

Warrant No. [ ]       Issue Date: [ ], 2007

China Natural Gas, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [ ] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of [ ](1) shares of Common Stock, subject to adjustment in accordance herewith (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"), at any time and from time to time from and after the date hereof through and including [ ], 2012 (five years) (the "Expiration Date"), and subject to the following terms and conditions:

1. Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

(1) A number of shares as equals 15% of the Investment Amount (as defined in the Purchase Agreement), divided by $3.25.

"Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States or a day on which banking institutions in the State of California are authorized or required by law or other government action to close.

"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock may hereafter be reclassified.

"Exercise Price" means $7.79 per share, subject to adjustment in accordance with Section 9.

"Fundamental Transaction" means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

"Original Issue Date" means the Original Issue Date first set forth on the first page of this Warrant.

"California Courts" means the state and federal courts sitting in the City of San Francisco, County of San Francisco, California.

"Purchase Agreement" means the Securities Purchase Agreement, dated August 2, 2007, to which the Company and the original Holder are parties.

"Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices).

"VWAP" means on any particular Trading Day or for any particular period, the volume weighted average trading price per share of Common Stock on such date or for such period as reported by the Bloomberg L.P., or by any successor performing similar functions.

2. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof through and including the Expiration Date. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall automatically be deemed to be exercised in full in the manner set forth in Section 10(b), without any further action on behalf of the Holder immediately prior to the Expiration Date; provided, however, that in the event that the cashless exercise formula set forth in Section 10(b) yields a result that is less than or equal to zero, then the unexercised portion of this Warrant shall automatically terminate and become void. The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

5. Delivery of Warrant Shares.

(a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its commercially reasonable efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A "Date of Exercise" means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice, appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)  If by the fifth Trading Day after a Date of Exercise (“Warrant Delivery Date”) the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c)  The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(d)In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (excluding brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly authorized, validly issued and fully paid and nonassessable.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) Additional Issuances. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (other than the issuance or sales referred to in Section 9(d) hereof), for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or without consideration (“Additional Shares of Common Stock”), then forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price (calculated to the nearest full cent) determined by multiplying such Exercise Price by a fraction, the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding Options, including shares reserved for Options under the Company’s stock plans, or Options for Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares, as provided by Section 9(a) hereof.

For the purposes of any computation to be made in accordance with this Section 9(c), in case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

For purposes of determining the adjusted Exercise Price under this Section 9(c), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities (as defined below) ("Options") and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the then current Exercise Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 9(c)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the then current Exercise Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 9(c)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 9(c), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 9(c)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease.

(iv) Recomputation of Adjustment as a Result of Expiration of Options or Convertible Securities. Upon expiration of any Options or any rights of conversion or exchange under Convertible Securities that have not been exercised or converted, the Exercise Price and the number of Warrant Shares in effect at the time of such expiration shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time as if (a) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefore was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or the consideration that was actually received by the Company for the issuance of all such Convertible Securities, whether or not converted or exchanged, plus the additional consideration, if any, actually received by this Company upon such conversion or exchange, and (b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issuance or deemed issuance of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issuance of the Convertible Securities with respect to which such Options were actually exercised.

(iv) Calculation of Consideration Received. If any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

(d) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the issuance or sale of: (a) shares of Common Stock and options, warrants or other rights to purchase Common Stock issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to restricted stock purchase agreements, stock option plans or similar arrangements; (b) shares of Common Stock issued upon the exercise or conversion of options or convertible securities; (c) shares of Common Stock issued or issuable pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors; (d) shares of Common Stock issued or issuable to banks, equipment lessors or other commercial financial institutions pursuant to a commercial debt financing or commercial leasing transactions approved by the Board of Directors; (e) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors; and (f) shares of Common Stock issued or issuable to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors. Notwithstanding the foregoing, the total issuance of securities as set forth in this Section 9(d) shall not exceed 10% of the total outstanding shares of Common Stock on a fully diluted basis.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 9(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

(h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, it being understood that if such disclosure would result in the dissemination of material, non-public information to the Holder, then the Holder shall be required to execute a customary non-disclosure agreement on terms and conditions reasonably acceptable to the Holder), at least 10 calendar days prior to the consummation of such transaction.

10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a) Cash Exercise. The Holder may deliver immediately available funds; or

(b) Cashless Exercise. If commencing one year after the original issuance date of this Warrant an Exercise Notice is delivered at a time when a registration statement permitting the Holder to resell the Warrant Shares is not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of the Warrant Shares, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the VWAP for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. This restrictions contained in this Section 11 may be waived at the election of the Holder upon 61 days' prior written notice to the Company.

12. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall round up the number of Warrant Shares issued to the Holder to the nearest whole number.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be the registered address of the Company or the Holder, as applicable, or such other address as either party may provide the other in writing.

14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 10 calendar days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

15. Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of California (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated ("Proceedings") (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the California Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(f) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Transfer; Successors and Assigns. Subject to applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder upon surrender of this Warrant and an opinion of legal counsel at the principal office of the Company, together with a written assignment of this Warrant. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

CHINA NATURAL GAS, INC.

By: _________________________________________
Name:
Title:

EXERCISE NOTICE
CHINA NATURAL GAS, INC.

The undersigned Holder hereby irrevocably elects to purchase _____________ shares of Common Stock pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

____"Cash Exercise" under Section 10

____"Cashless Exercise" under Section 10

(3) If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(5) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates. Notwithstanding the foregoing, in the event the Holder waived the restriction contained in Section 11 of the Warrant and such waiver occurred at least 61 days prior to the date hereof, the representation in this Section 5 shall be deemed not to have been given by the Holder.

Dated:_____________ , _________

Name of Holder:

__________________________________________
(Print)

By:_______________________________________

Name:_____________________________________

Title:____________________________________
(Signature must conform in all respects
to name of holder as specified on the
face of the Warrant)

CHINA NATURAL GAS, INC.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the above-captioned Warrant to purchase ____________ shares of Common Stock to which such Warrant relates and appoints ________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: _______________, ____

_________________________________________
(Signature must conform in all respects
to name of holder as specified on the
face of the Warrant)

_________________________________________
Address of Transferee

_________________________________________

_________________________________________

In the presence of:

________________________________

(1) A number of shares as equals 30% of the Investment Amount (as defined in the Purchase Agreement), divided by $___________.

EXHIBIT B

FORM OF OPINION

August 2, 2007

To Brean Murray, Carret & Co., LLC and
the Investors listed on
the signature page to the
China Natural Gas, Inc.
Securities Purchase Agreement
Dated as of August 2, 2007

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement dated as of August 2, 2007 (the “Agreement”), by and among China Natural Gas, Inc., a Delaware corporation (the “Company”), and the Investors listed on the signature page to the Agreement (the “Investors”), which provides for the issuance by the Company to the Investors of (i) 4,615,385 shares of the Company Common Stock, par value $0.001 per share (“Common Stock”) and (ii) warrants to purchase an aggregate of up to 692,308 shares of Common Stock (subject to adjustment) (the “Warrants”). Reference is also made to the agreement by and between Brean Murray, Carret & Co., LLC (“BMC”) dated as of July 31, 2007, which provided for the issuance by the Company to BMC Warrants to purchase up to 75,000 shares of Common Stock. This opinion is rendered to BMC and the Investors pursuant to Section 2.2(vii) of the Agreement, and all capitalized terms used herein have the meanings assigned thereto in the Agreement unless otherwise defined herein. Reference in this opinion to the Agreement excludes any schedule or substantive agreement attached as an exhibit to the Agreement, unless otherwise indicated herein.

We have acted as counsel for the Company in connection with the negotiation of the Agreement, and the related Warrants, Registration Rights Agreement and Escrow Agreement (collectively, the "Transaction Documents") and the issuance of the Common Stock and the Warrants (the “Securities”). As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Company, certificates of public officials and such other documents which we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

As used in this opinion, the expression “to our knowledge,” “known to us” or similar language with reference to matters of fact refers to the current actual knowledge of our attorneys working on the transaction contemplated by the Transaction Documents. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

For purposes of this opinion, we are assuming that the Investor has all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Transaction Documents, and we are assuming that the representations and warranties made by the Investor in the Agreement and pursuant thereto are true and correct. We are also assuming that the Investor has purchased the Securities for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code.

We are members of the Bar of the State of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of California.

The opinions hereinafter expressed are subject to the following additional qualifications:

(a)	We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

(b)
The enforceability of the Company’s obligations under the Transaction Documents is subject to general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, or injunctive relief regardless of whether any such remedy is considered in a proceeding at law or in equity;

(c)	We express no opinion as to the effect of any state or federal laws relating to usury or permissible rates of interest upon the transactions contemplated by the Transaction Documents;

(d)
This opinion is qualified by the limitations imposed by statutes and principles of law and equity that provide that certain covenants and provisions of agreements are unenforceable where such covenants or provisions are unconscionable or contrary to public policy or where enforcement of such covenants or provisions under the circumstances would violate the enforcing party’s implied covenant of good faith and fair dealing;

(e)
The opinion regarding enforceability of the Transaction Documents is subject to the qualification that certain provisions of Transaction Documents may be unenforceable, but such enforceability may not, subject to the other exceptions, qualifications, and limitations in this opinion letter, render the contract invalid as a whole or substantially interfere with realization of the principle benefits provided by the contract;

(f)	We express no opinion as to compliance with the anti-fraud provisions of applicable securities laws; and

(g)
We express no opinion as to the enforceability of the indemnification and contribution provisions of the Registration Rights Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

Based upon and subject to the foregoing, we are of the opinion that:

1.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

2.  The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, the Warrants and the Warrant Shares as contemplated therein. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Except for the Warrants which are to be delivered on the Second Closing, each of the Transaction Documents has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

3.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company’s Certificate of Incorporation or By-Laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or given to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or other written instrument of the Company or other written agreement or understanding to which the Company is a party attached as an exhibit to the SEC reports, or (iii) result in a violation of any U.S. federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Certificate of Incorporation or Bylaws.

4.  Based in part on the representations of the Investors contained in the Purchase Agreement, the issuance of the Shares, Warrants and Warrant Shares in accordance with the Purchase Agreement will be exempt from registration under Section 5 of the Securities Act of 1933, as amended. When so issued, the Shares, the Warrants and Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company’s Certificate of Incorporation or Bylaws.

5.  To our knowledge, no claims, actions, suits, proceedings or investigations are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality except as set forth in the disclosure schedules to the Purchase Agreement.

6.  No consent, approval or authorization of or designation, declaration of filing with any governmental authority or Trading Market on the part of the Company is required under federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Shares, the Warrants and the Warrant Shares other than (i) those that have been obtained or made and to our knowledge are in full force and effect, and (ii) the filing of Form D and Form 8-K under the Securities Act and Exchange Act, respectively, with the SEC (iii) filing under applicable state securities or blue sky laws, and (iv) filing required under the Registration Rights Agreement.

Very truly yours,

CRONE ROZYNKO. LLP